Exhibit 10.1




      The Second Amendment to the Amended and Restated Credit Agreement and
                   Amendment to Reimbursement Agreement Among
                     Hurco Companies, Inc. and NBD Bank N.A.
                             dated December 19, 1998


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                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                    AND AMENDMENT TO REIMBURSEMENT AGREEMENT


         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO REIMBURSEMENT AGREEMENT dated as of December 19, 1998 (this
"Amendment"),   among  HURCO  COMPANIES,   INC.,  an  Indiana  corporation  (the
"Company"), NBD BANK, N.A., a national banking association ("NBD"), and NBD BANK, a Michigan banking corporation ("NBD Michigan" and, collectively with NBD, the "Banks").

                                    RECITALS

         A. The parties hereto have entered into an Amended and Restated Credit Agreement and Amendment to Reimbursement Agreement dated as of September 8, 1997, as amended, which is in full force and effect.

         B. The Company desires to further amend the Credit Agreement as herein provided, and the Bank is willing to so amend the Credit Agreement on the terms and conditions set forth herein.

                                    AGREEMENT

         Based upon these recitals, the parties agree as follows:

         1. Amendment. Upon the Company satisfying the condition set forth in paragraph 4 (the date that this occurs being called the "effective date"), the Credit Agreement shall be amended as follows:

         (a) The definition of the term "Commitment" is amended and restated, to read as follows:

                  "Commitment" means the commitment of the Bank to make Revolving Credit Loans and Letters of Credit Advances pursuant to
         Section 2.1, in amounts not exceeding an aggregate principal amount outstanding of $25,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

         (b) Section 2.1(c) is amended and restated, to read as follows:

                  (c)  Limitation  on  Amount  of  Revolving   Credit  Advances.
         Notwithstanding anything in this Agreement to the contrary, (i) the aggregate principal amount of the Revolving Credit Advances made by the Bank at any time outstanding shall not exceed the amount of the Commitment as of the date any such Advance is made, provided, however, that the aggregate principal amount of Letter of Credit Advances outstanding at any time shall not exceed $15,000,000; and (ii) the aggregate principal amount of the Revolving Credit Advances, plus the principal amount of loans made to Hurco Europe and Hurco GmbH under the European Facility, outstanding at any time shall not exceed the amount of $25,000,000.
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         2. References to Credit Agreement. From and after the effective date of this Amendment, references to the Credit Agreement in the Credit Agreement and all other documents issued under or with respect thereto (as each of the foregoing is amended hereby or pursuant hereto) shall be deemed to be references to the Credit Agreement as amended hereby.

         3. Representations and Warranties. The Company represents and warrants to the Banks that:

                  (a) (i) The execution, delivery and performance of this Amendment and all agreements and documents delivered pursuant hereto by the Company have been duly authorized by all necessary corporate action and do not and will not violate any provision of any law, rule, regulation, order, judgment, injunction, or award presently in effect applying to it, or of its articles of incorporation or bylaws, or result in a breach of or constitute a default under any material agreement, lease or instrument to which the Company is a party or by which it or its properties may be bound or affected (including without limitation any credit facility with Principal Mutual Life Insurance Company); (ii) no authorization, consent, approval, license, exemption or filing of a registration with any court or governmental department, agency or instrumentality is or will be necessary to the valid execution, delivery or performance by the Company of this Amendment and all agreements and documents delivered pursuant hereto; and (iii) this Amendment and all agreements and documents delivered pursuant hereto by the Company are the legal, valid and binding obligations of the Company, enforceable against it in accordance with the terms thereof.

                  (b) After giving effect to the amendments contained herein, the representations and warranties contained in Article IV (other than Section 4.6) of the Credit Agreement are true and correct on and as of the effective date hereof with the same force and effect as if made on and as of the effective date.

                  (c) No Event of Default has occurred and is continuing or will exist under the Credit Agreement as of the effective date hereof.

         4.  Conditions  to  Effectiveness.  This  Amendment  shall  not  become effective until the Banks have received the following documents and the following conditions have been satisfied, each in form and substance satisfactory to the Banks:

                  (a) Copies, certified as of the effective date hereof, of such corporate documents of the Company and the Guarantors as the Banks may request, including articles of incorporation, bylaws (or certifying as to the continued accuracy of the articles of incorporation and by-laws previously delivered to the Banks), and incumbency certificates, and such documents evidencing necessary corporate action by the Company and the Guarantors with respect to this Amendment and all other agreements or documents delivered pursuant hereto as the Banks may request;

                  (b) A letter agreement regarding the Second Amendment to European Facility of even date herewith among Hurco Europe, Hurco GmbH, and The First National Bank of Chicago ("First Chicago"), in form and substance satisfactory to the Banks;
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                  (c)  A  Confirmation  of  Subsidiary  Guaranty  of  even  date herewith executed by the Guarantors in favor of the Banks and First Chicago, in form and substance satisfactory to the Banks; and
                  (d) Such additional agreements and documents, fully executed by the Company, as are reasonably requested by the Banks.

         5. Miscellaneous. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. Except as expressly amended hereby, the Credit Agreement and all other documents issued under or with respect thereto are hereby ratified and confirmed by the Banks and the Company and shall remain in full force and effect, and the Company hereby acknowledges that it has no defense, offset or counterclaim with respect thereto.

         6. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

         7. Expenses. The Company agrees to pay and save the Banks harmless from liability for all costs and expenses of the Banks arising in respect of this Amendment, including the reasonable fees and expenses of Dickinson Wright PLLC, counsel to the Banks, in connection with preparing and reviewing this Amendment and any related agreements and documents.

         8. Governing Law. This Amendment is a contract made under, and shall be governed by and construed in accordance with, the laws of the State of Indiana applicable to contracts made and to be performed entirely within such state and without giving effect to the choice law principles of such state.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

HURCO COMPANIES, INC.                           NBD BANK, N.A.


By:  ________________________                   By:  __________________________

     Its: ___________________                        Its:    __________________


NBD BANK


By:  ________________________

     Its: ___________________